SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 9, 2012

SMSA Katy Acquisition Corp.
 (Exact name of registrant as specified in Charter)

Nevada	000-54092	27-2969241
(State of incorporation)	(Commission File No.)	(IRS Employee Identification No.)
13050 Pennystone Drive, Farmers Branch, Texas 75244
(Address of Principal Executive Offices)

12890 Hilltop Road, Argyle, TX 76226
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance.  These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements.  These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Important factors that may cause actual results to differ from those projected include the risk factors specified below.

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 9, 2012, we entered into a stock purchase agreement, (the “Stock Purchase Agreement”), with Matthew Lipton (the “Purchaser”), pursuant to which the Purchaser acquired 9,500,000 million shares of our common stock for $9,500.00 or, $.001 per share.  As a result of this transaction, 10,030,612 shares of our common stock are currently issued and outstanding.

       The foregoing description of the terms of the Stock Purchase Agreement is qualified in its entirety by reference to the provisions of the document filed as Exhibit 2.1 to this report, which is incorporated by reference herein.

ITEM 2.01                      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 9, 2012, we completed a stock sale transaction with the Purchaser pursuant to the Stock Purchase Agreement.

Our current business plan is to develop a medical device incubation company.

We have no capital and must depend on the Purchaser to provide us with the necessary funds to implement our business plan.

Employees

We have no employees. Our sole officer and director, Matthew Lipton, will be responsible for managing our administrative affairs, including our reporting obligations pursuant to the requirements of the Exchange Act, until such time as we have opened our first facility.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of May 9, 2012 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

Name & Address of Beneficial Owner	Office, If Any	Title of Class	Amount & Nature of Beneficial Ownership	Percent of Class

Matthew Lipton 13050 Pennystone Drive, Farmers Branch, Texas 75244	Chief Executive Officer, President, Secretary, Chief Financial Officer and Sole Director	Common Stock $0.001 par value	9,500,000	95.0%

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The following table sets forth the name and position of each of our current executive officers and directors.

Name	Age	Position
Matthew Lipton	46	Chairman, Chief Executive Officer,
		President, Secretary, CFO, Sole Director

Mr. Lipton is responsible for our overall operations.

With over 20 years of experience working in-house and with law firms, Mr. Lipton, has provided legal counsel and business advice to a wide array of companies, corporate managers, and investors, in a variety of corporate matters. Currently, Mr. Lipton serves as the managing attorney of The Lipton Law Firm, specializing in the provision of legal services to a wide array of corporate clients, with an emphasis on the health care and technology development spaces. Prior to forming The Lipton Law Firm, Mr. Lipton was the CEO of the QuantuMed Group, a real estate development focused on transforming distressed retail real estate to medical office space. Before joining QuantuMed, Mr. Lipton served as General Counsel and Director of the Select Division of Sportexe Construction Services, an artificial turf company owned by a private equity fund. He joined Sportexe after serving as outside counsel while with Phillips & Reiter, PLLC, a Texas-based law firm specializing in the provision of outsourced general counsel services. Mr. Lipton was the managing attorney for the Dallas office of Phillips and Reiter. Prior to joining Phillips & Reiter, Mr. Lipton was a shareholder in Souter, Lipton & Luttrull, P.C., where he focused on corporate/transactional matters, with an emphasis on health care related transactions. Prior to the formation of this firm, Mr. Lipton spent 2005 in Phoenix, Arizona, serving as the President of DreamBrands, Inc., a start-up consumer products development company. During this time, he maintained an active practice with one of his fellow Souter, Lipton & Luttrull, P.C. shareholders.   Mr. Lipton received his Juris Doctor degree from Southern Methodist School of Law in 1991. He received a bachelor’s degree in psychology from the Johns Hopkins University in 1988. He is admitted to practice in Texas.

There are no other agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of any other person.

Directors are elected until their successors are duly elected and qualified.

Board Composition and Committees

Our board of directors is currently composed of one member. All actions of the board of directors require the approval of a majority of the directors in attendance at a meeting at which a quorum is present.

We currently do not have standing audit, nominating or compensation committees.  Currently, our entire board of directors is responsible for the functions that would otherwise be handled by these committees.

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings that arise in the ordinary course of business.  However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.  We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse affect on our business, financial condition or operating results.

ITEM 5.01                      CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference.

As a result of the closing of the stock purchase transaction, the Purchaser now owns 95% of the total outstanding shares of our capital stock and 95% total voting power of all our outstanding voting securities.

ITEM 5.02                      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In connection with the closing of the stock purchase transaction on May 9, 2012, Timothy P. Halter, our sole director and officer, submitted a resignation letter pursuant to which he resigned as a director and from all offices that he held effective immediately.  The resignation of Mr. Halter is not in connection with any known disagreement with us on any matter.

For certain biographical and other information regarding the newly appointed officers and directors, see the disclosure under Item 2.01 of this report, which disclosure is incorporated herein by reference.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

Filed herewith are the following exhibits:

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated May 9, 2012, between the Company and the Purchaser

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMSA Katy Acquisition Corp.

By:/s/ Matthew Lipton
President

Dated: May 9, 2012